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                       CONSENT OF INDEPENDENT ACCOUNTANTS



WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION

STATEMENT ON FORM S-8 (NO. 33-36889 AND NO. 33-88746) OF NOVACARE, INC. OF OUR

REPORT DATED JUNE 15, 1998 APPEARING ON PAGE 2 OF THIS FORM 11-K.





PRICE WATERHOUSE LLP
PHILADELPHIA, PENNSYLVANIA
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